UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 6, 2015

Tesco Corporation
(Exact name of registrant as specified in its charter)

Alberta	76-0419312
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification No.)

11330 Clay Road Suite 350 Houston, Texas	77041
(Address of Principal Executive Offices)	(Zip Code)

713-359-7000
(Registrant’s telephone number, including area code)

Commission File Number:  001-34090

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02    Results of Operations and Financial Condition.
On August 6, 2015, Tesco Corporation (the “Company”) issued a press release reporting its results of operations for its fiscal quarter ended June 30, 2015. A copy of the press release is furnished herewith as Exhibit 99.1.
In accordance with General Instruction B.2 of Form 8-K, the information contained in this Report, including the exhibit attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference into any filing under the Securities Exchange Act of 1934, as amended, or the Securities Act of 1933, as amended, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such filing.

Item 8.01    Other Events.

On August 4, 2015, the Board of Directors of the Company approved a third quarter 2015 dividend of $0.05 per share common stock issued and outstanding as of August 14, 2015 and payable on August 28, 2015. The Company issued a press release on August 4, 2015 which is provided as Exhibit 99.2 hereto.

Item 9.01     Financial Statements and Exhibits.
(d)    Exhibits
Exhibit 99.1     Tesco Corporation Press Release announcing Q2 2015 Earnings dated August 6, 2015.
Exhibit 99.2        Tesco Corporation Press Release announcing Q3 dividend dated August 4, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TESCO CORPORATION

Date: August 6, 2015	By:	/s/ Christopher L. Boone
Christopher L. Boone, Sr. Vice President and Chief Financial Officer

Exhibit No.	Description
99.1	Tesco Corporation Press Release announcing Q2 2015 Earnings dated August 6, 2015.
99.2	Tesco Corporation Press Release announcing Q3 dividend dated August 4, 2015.